Exhibit 99.4

Exhibit 99.4
Pinnacle Financial Partners, Inc. 150 Third Avenue South, Suite 900 Nashville, TN 37201 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 1 1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K CONTROL # ? SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 PAGE 1 OF 2 x TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR proposals 1. and 2. 1. To approve the issuance of shares of Pinnacle common stock in connection with the merger as contemplated by the Agreement and Plan of Merger, dated as of January 22, 2017, as such agreement may be amended from time to time, by and among Pinnacle, BNC Bancorp and Blue Merger Sub, Inc.(the “Pinnacle share issuance proposal”). 2. To approve one or more adjournments of the Pinnacle special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the Pinnacle share issuance proposal. For Against Abstain 0 0 0 0 0 0 0000000000 0 2 0000336442_1 R1.0.1.15 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date JOB # Investor Address Line 1 Investor Address Line 2
Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Signature (Joint Owners) Date SHARES CUSIP # SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement are available at www.proxyvote.com Pinnacle Financial Partners, Inc. Special Meeting of Shareholders June 12, 2017 3:00 p.m. Central Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Robert A. McCabe, Jr. and M. Terry Turner or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated on the reverse side, all of the Common Stock of Pinnacle Financial Partners, Inc., which the undersigned would be entitled to vote if personally present at the Pinnacle Special Meeting of Shareholders to be held in Pinnacle’s offices on the eighth floor of the Pinnacle at Symphony Place at 150 Third Avenue South, Nashville, Tennessee 37201 and at any adjournments of the Special Meeting, upon the proposals described in the accompanying Notice of the Special Meeting and the Proxy Statement relating to the Pinnacle Special Meeting, receipt of which are hereby acknowledged. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction to the contrary is indicated, it will be voted “FOR” Proposals #1 and #2 and according to the discretion of the Proxies on any other matters that may properly come before the Special Meeting. Continued and to be signed on reverse side 0000336442_2 R1.0.1.15